Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
For the year ended December 31, 2005
On October 4, 2005, the Company filed an amended current report on Form 8-K/A with respect to the completion on August 12, 2005 of its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”). LVE is an established fixed base operation (“FBO”) operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
The following unaudited pro forma condensed combined balance sheets as of December 31, 2005 give effect to our acquisition of Loving Enterprises, Inc. as if the acquisition had been completed as of December 31, 2005. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 gives effect to the acquisition of IMTT and LVE as if these transactions had occurred on January 1, 2005. Certain reclassifications were made to the historical financial statements to conform to the current presentation. Additionally, the pro forma adjustments in the condensed combined statement of operations include LVE adjustments from January 1, 2005 – August 12, 2005. The Form 8-K/A filed October 4, 2005 included pro forma adjustments for LVE on the condensed combined statement of operations from January 1, 2005 – June 30, 2005.
MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of December 31, 2005

		Pro forma		Pro forma
($ in thousands)	MIC	Adjustments		Combined
Assets:
Current assets	$156,676	$(82,000)	A	$74,676
Property and equipment, net	335,119	—		335,119
Restricted cash	19,437	—		19,437
Equipment lease receivables	43,546	—		43,546
Investment in unconsolidated business	69,358	359,938	B	429,296
Investment, at cost	35,295	—		35,295
Securities, available for sale	68,882	—		68,882
Related party subordinated loan	19,866	—		19,866
Goodwill	281,776	—		281,776
Intangible assets, net	299,487	—		299,487
Other	33,856	—		33,856

Total assets	$1,363,298	$277,938		$1,641,236

Liabilities and stockholders’ equity :
Current liabilities	$34,598	$—		$34,598
Capital leases and notes payable, net of current portion	2,864	—		2,864
Long term debt, net of current portion	610,848	175,000	C	785,848
Related party long-term debt	18,247	—		18,247
Deferred income taxes	113,794	102,938	D	216,732
Other	6,342	—		6,342

Total liabilities	786,693	277,938		1,064,631
Minority interest	8,940	—		8,940
Stockholders’ equity	567,665	—		567,665

Total liabilities and stockholders’ equity	$1,363,298	$277,938		$1,641,236

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2005

				Pro-forma		Pro orma
($ in thousands)	MIC	LVE	IMTT	Adjustments		Combined
Revenue
Revenue from fuel sales	$143,273	$20,834	$—	$—		$164,107
Service revenue	156,167	2,981	—	—		159,148
Financing and equipment lease income	5,303	—	—	—		5,303

Total revenue	304,743	23,815	—	—		328,558
Cost of revenue
Cost of fuel sales	(84,806)	(13,223)	—	—		(98,029)
Cost of services (a)	(81,834)	(1,199)	—	—		(83,033)

Gross profit	138,103	9,393	—	—		147,496
Selling, general & administrative expenses	(82,636)	(4,264)	—	—		(86,900)
Fees to Manager	(9,294)	—	—	—		(9,294)
Depreciation expense	(6,007)	(612)	—	—		(6,619)
Amortization of intangibles	(14,815)	(35)	—	(1,148	)(1)	(15,998)

Operating income (loss)	25,351	4,482	—	(1,148)		28,685
Dividend income	12,361	—	—	—		12,361
Interest income	4,064	13	—	—		4,077
Interest expense	(33,800)	(270)	—	(13,398	)(2)	(47,468)
Equity in earnings (loss) and amortization charges of investee	3,685	—	6,688	(6,022	)(3)	4,351
Other income	123	8	—	—		131

Income (loss) from continuing operations before income tax benefit	11,784	4,233	6,688	(20,568)		2,137
Income tax benefit	3,615	—	—	8,371	(4)	11,986
Minority interests	(203)	—	—	—		(203)

Income (Loss) from continuing operations	$15,196	$4,233	$6,688	$(12,197)		13,920

Basic and diluted earnings per share	$0.56					$0.51

Weighted number of shares of trust stock outstanding — basic and diluted	27,050,745					27,050,745

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

(a)	Includes depreciation expense of $8.1 million

($ in thousands)
Reconciliation of income from continuing operations to EBITDA:
Income from continuing operations	13,920
Interest expense, net of interest income	43,391
Income tax benefit	(11,986)
Depreciation expense	14,710
Amortization of intangibles	15,998

EBITDA	76,033

MACQUARIE INFRASTRUCTURE COMPANY TRUST
NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
As of December 31, 2005
(Unaudited)
NOTE 1 — PRO FORMA ADJUSTMENTS — CONDENSED COMBINED BALANCE SHEET
The pro forma adjustments on the attached pro forma condensed combined balance sheet as of December 31, 2005 are outlined below:

		As of
		December 31,
		2005
A	Current Assets
	Reflects the acquisition of IMTT by the Company for a cash purchase price of $250.0 million plus acquisition costs of $7.0 million for a total aggregate purchase price of $257.0 million. A portion of the purchase price was funded by borrowings ($175.0 million) with the remaining $82.0 million funded by cash.	$(82,000)

B	Investment in unconsolidated business
	Reflects the purchase price of $257.0 million plus a gross up for deferred tax liability of $102.9 million. The deferred tax liability represents the tax effect of the Company’s share of the excess of fair value of the assets over the acquired tax basis.	359,938

C	Long term debt, net of current portion
	Reflects the increase in the Company’s borrowings as a result of the IMTT purchase.	175,000

D	Deferred income taxes
	Reflects the increase in deferred income tax liability as a result of our share of the excess of fair value of the IMTT assets over the acquired tax basis.	102,938

MACQUARIE INFRASTRUCTURE COMPANY TRUST
NOTES TO THE CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(Unaudited)
NOTE 2 — PRO FORMA ADJUSTMENTS — CONDENSED COMBINED STATEMENT OF OPERATIONS
The pro forma adjustments on the attached pro forma condensed combined statements of operations for the year ended December 31, 2005 are outlined below:

			Year
			Ended
			December 31,
			2005
(1)	Amortization
	LVE	Additional amortization expense for the period prior to our acquisition on August 12, 2005. This reflects the increase in value of the intangible assets acquired of $38.3 million, and is amortized over 20 years.	$1,148

(2)	Interest Expense
	LVE	Reduction in interest expense as a result of debt not assumed by the Company.	(270)

	IMTT	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility was outstanding for the entire 2005 year and that the cash paid was sourced from the proceeds of the re-financing of the Company’s Airport Services business in December 2005.	13,668

(3)	Equity in income of unconsolidated subsidiary

	IMTT	Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain tangible and intangible assets, recognized over a period of five to 30 years.	7,805

		Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest	(268)

		Elimination of interest expense on revolving bank debt with an average balance of $32.6 million that was repaid by IMTT Holdings using the proceeds of the Company’s equity investment	(1,515)

			$6,022

(4)	Income tax expense/(benefit)
		Net impact upon income taxes as a result of the above adjustments	$(8,371)

		TOTAL OF ALL ADJUSTMENTS	$12,197

NOTE 3 — OTHER ESTIMATES
Due to the acquisition of our 50% investment in IMTT Holdings being effected by a combination of available cash and drawings from our revolving credit facility, we have included the additional interest expense that would have occurred had the facility remained drawn for the entire year. However, consistent with our stated policy of acquiring complementary businesses with proceeds raised from public equity offerings, it is likely that the facility will be repaid through an equity offering. In which case the majority of the additional interest expense of $13.7 million would not have been incurred.